UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-08703

Dreyfus High Yield Strategies Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	03/31
Date of reporting period:	03/31/19

FORM N-CSR

Item 1.             Reports to Stockholders.

Dreyfus High Yield Strategies Fund

ANNUAL REPORT March 31, 2019

Dreyfus High Yield Strategies Fund

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of Fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus High Yield Strategies Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus High Yield Strategies Fund, covering the 12-month period from April 1, 2018 through March 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

At the beginning of the reporting period, markets experienced volatility as investors became concerned about global economic growth and geopolitical risks. While developed economies outside of the U.S. weakened, the U.S. economy continued to grow at a relatively healthy rate. Early volatility gave way to calm, as robust growth and strong corporate earnings supported stock returns in the U.S. through the summer, while other developed markets continued to decline.

The fourth quarter saw broad market weakness, due in part to heightened concerns about interest-rate increases, trade tensions and slowing global growth. The slump largely erased prior gains on U.S. indices, while losses deepened in international markets. December experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. However, comments made in January by the Fed indicated that it would slow the pace of interest-rate increases, and this helped stimulate a rebound across equity markets that continued through the end of the reporting period.

Fixed income markets declined early in the period as interest rates and inflation rose, pressuring most bond prices. Comparatively strong U.S. equity markets fed investor risk appetites, reducing demand for Treasuries and increasing yields. But a return of stock market volatility in October triggered a flight to quality, boosting Treasury prices and flattening the yield curve. Corporate bonds, however, were hindered somewhat by concerns about economic growth, resulting in widening spreads and lower prices through November. In January when the Fed’s comments indicated that rate increases would be less likely in 2019, Bond markets rallied, and many indices continued to post positive returns through the end of March.

We expect economic momentum to continue in the U.S., but we will monitor relevant data for any signs of change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
April 15, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from April 1, 2018 through March 31, 2019, as provided by Chris Barris, Kevin Cronk, and Leland Hart, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended March 31, 2019, Dreyfus High Yield Strategies Fund produced a total return of 6.42% (on a net-asset-value basis) and provided aggregate income dividends of $0.282 per share.1 In comparison, the ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”), the fund’s benchmark, achieved a total return of 5.93% for the same period.2

High yield corporate bonds produced positive returns during the reporting period amid moderating economic growth and satisfactory corporate earnings. The fund outperformed the Index, in part due to limited exposure to underperforming industries such as energy and automobiles, an overweight to the health care industry and increased exposure to B-rated debt.

The Fund’s Investment Approach

The fund primarily seeks high current income. The fund also seeks capital growth as a secondary objective, to the extent consistent with its objective of seeking high current income. The fund invests primarily in fixed-income securities of below-investment-grade credit quality. Issuers of below-investment-grade securities may include companies in early stages of development and companies with a highly leveraged financial structure. To compensate investors for taking on greater risk, such companies typically must offer higher yields than those offered by more established or conservatively financed companies. The fund may invest up to 10% of its total assets in floating-rate loans.

Interest-Rate and Spread Volatility Drove Bond Performance

After first-quarter 2018 equity market volatility, Treasuries rallied in a flight to quality and prices of most investment-grade and high yield corporate debt fell during the spring of 2018. However, this “risk-off” mentality soon faded as investor concerns over slowing global growth and trade disagreements temporarily subsided. High yield debt recovered and outperformed during the summer and fall during a “risk-on” environment. Corporate high yield debt outperformed like-duration Treasuries. Investment-grade corporate credit, despite high supply levels, also performed well. Treasury inflation-protected securities (“TIPS”) gained ground on mounting inflationary pressures. However, the market hit an inflection point in the fourth quarter of 2018.

Concerns over decelerating growth and the possibility of continued U.S. Federal Reserve (“Fed”) interest-rate hikes, in the face of unsupportive data, triggered a sell-off that lasted throughout the remainder of 2018. Spreads widened and risk assets came under pricing pressure. High yield and investment-grade corporate bond prices fell. TIPS prices also dipped as inflation expectations weakened.

A flight to quality among investors increased the demand for Treasuries, raising their prices and pushing down yields. However, the volatility subsided in January 2019, in part due to the Fed’s announcement that emphasized its focus on data as the primary driver for rate-hike decisions, and its ability to suspend additional rate increases when the data is not supportive. Since the meeting, spreads have narrowed and risk assets have recovered their losses. The high yield market rebounded during the first three months of 2019, with spreads narrowing across all sectors.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Sector Allocation and Security Selection Bolster Results

Over the reporting period, the fund’s performance was benefited by sector allocation and security selection decisions. Underweight exposure to the volatile energy sector was one of the largest drivers of outperformance for the 12-month period. Health care sector bonds performed well during the period while a relative overweight in this area was also beneficial. Additionally, an underweight to automotive company debt helped results. Top-performing credits for the period were grocery store chain Albertsons, engineering services company Engility and pharmaceutical manufacturer Bausch Health. Results were boosted by an overweight to B-rated debt, which outperformed during the period.

Conversely, short duration positioning relative to the benchmark created a slight drag on performance during the period, as did a small cash allocation within the fund. From a credit-rating perspective, an overweight to CCC-rated debt, which generally underperformed higher-quality credits during the period, also weighed on results. Among the top detracting issues were Digicel Group, a Jamaica-based wireless company, and energy companies Sanchez Energy and Alta Mesa Holdings. In terms of industry positioning, the portfolio was overweight to home builders which weighed on performance. Relative underweights to utilities and cable providers also had negative impacts.

Positioned for Strong Fundamentals and a Supportive Environment

We remain sanguine regarding the underlying prospects for high yield bonds. Business fundamentals remain solid and default rates have remained low. We believe the Fed’s decision to pivot in January towards a more dovish stance bodes well for high yield assets. Technical market aspects, such as demand and inflow volume, remain supportive of prices. As such, we remain focused on finding appropriate opportunities within the B- and BB-rated segments of the market. We have reduced our exposure to CCC-rated debt. We are cautious of more cyclical sectors, particularly those that are global in nature with significant business outside of the U.S., such as chemical producers. We are looking for companies we believe can perform well in a slower growth environment. As periodic volatility appears in the market, we believe that a disciplined, research-intensive approach to security selection may become even more important for investment success going forward.

April 15, 2019

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: FactSet — The ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index contains all securities in the ICE BofA Merrill Lynch U.S. High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

SELECTED INFORMATION

March 31, 2019 (Unaudited)

Market Price per share March 31, 2019			$3.07
Shares Outstanding March 31, 2019			72,707,688
New York Stock Exchange Ticker Symbol			DHF
MARKET PRICE (NEW YORK STOCK EXCHANGE)
	Fiscal Year Ended March 31, 2019
	Quarter Ended June 30, 2018	Quarter Ended September 30, 2018	Quarter Ended December 31, 2018	Quarter Ended March 31, 2019
High	$3.21	$3.23	$3.26	$3.10
Low	3.12	3.09	2.57	2.72
Close	3.15	3.22	2.71	3.07
PERCENTAGE GAIN (LOSS) based on change in Market Price†
April 29, 1998 (commencement of operations) through March 31, 2019				120.26%
April 1, 2009 through March 31, 2019				248.38
April 1, 2014 through March 31, 2019				17.74
April 1, 2018 through March 31, 2019				5.56
July 1, 2018 through March 31, 2019				4.56
October 1, 2018 through March 31, 2019				0.05
January 1, 2019 through March 31, 2019				15.03

NET ASSET VALUE PER SHARE
April 29, 1998 (commencement of operations)				$15.00
March 31, 2018				3.42
June 30, 2018				3.38
September 30, 2018				3.41
December 31, 2018				3.05
March 31, 2019				3.32
PERCENTAGE GAIN (LOSS) based on change in Net Asset Value†
April 29, 1998 (commencement of operations) through March 31, 2019				138.06%
April 1, 2009 through March 31, 2019				218.11
April 1, 2014 through March 31, 2019				29.74
April 1, 2018 through March 31, 2019				6.42
July 1, 2018 through March 31, 2019				5.32
October 1, 2018 through March 31, 2019				2.11
January 1, 2019 through March 31, 2019				10.47

† With dividends reinvested.

STATEMENT OF INVESTMENTS

March 31, 2019

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 133.3%
Aerospace & Defense - 2.5%
Bombardier, Sr. Unscd. Notes	6.13	1/15/2023	425,000	[b,c]	431,906
Bombardier, Sr. Unscd. Notes	7.50	3/15/2025	2,465,000	[b,c]	2,548,193
Bombardier, Sr. Unscd. Notes	7.88	4/15/2027	500,000	[c]	516,250
TransDigm, Sr. Scd. Notes	6.25	3/15/2026	1,015,000	[b]	1,055,600
TransDigm UK Holdings, Gtd. Notes	6.88	5/15/2026	1,440,000	[b]	1,436,400
				5,988,349
Automobiles & Components - 2.1%
American Axle & Manufacturing, Gtd. Notes	6.25	4/1/2025	750,000	[c]	734,063
Panther BF Aggregator 2, Gtd. Notes	8.50	5/15/2027	3,180,000		3,195,900
Panther BF Aggregator 2, Sr. Scd. Notes	6.25	5/15/2026	835,000		853,788
Tenneco, Gtd. Notes	5.00	7/15/2026	450,000	[c]	362,250
				5,146,001
Building Materials - 1.5%
Cemex, Sr. Scd. Notes	7.75	4/16/2026	1,310,000	[b,c]	1,427,480
Griffon, Gtd. Notes	5.25	3/1/2022	925,000	[c]	913,438
NCI Building Systems, Gtd. Notes	8.00	4/15/2026	1,500,000	[b,c]	1,352,655
				3,693,573
Chemicals - 4.1%
Chemours, Gtd. Notes	7.00	5/15/2025	1,540,000	[c]	1,624,700
Consolidated Energy Finance, Sr. Unscd. Notes	6.50	5/15/2026	915,000	[b]	915,000
Consolidated Energy Finance, Sr. Unscd. Notes	6.88	6/15/2025	835,000	[b,c]	845,438
CVR Partners, Scd. Notes	9.25	6/15/2023	2,320,000	[b,c]	2,438,900
INEOS Group Holdings, Scd. Notes	5.63	8/1/2024	905,000	[b,c]	907,263
Kraton Polymers, Gtd. Notes	7.00	4/15/2025	1,305,000	[b,c]	1,324,575
Tronox, Gtd. Notes	6.50	4/15/2026	925,000	[b,c]	886,289

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 133.3% (continued)
Chemicals - 4.1% (continued)
Venator Finance, Gtd. Notes	5.75	7/15/2025	1,140,000	[b,c]	1,006,050
				9,948,215
Collateralized Loan Obligations Debt - 4.5%
AMMC CLO, Ser. 2014-15A, Cl. ERR, 3 Month LIBOR +6.91%	9.59	1/15/2032	500,000	[b,d]	492,709
Arch Street CLO, Ser. 2016-2A, Cl. ER, 3 Month LIBOR +6.30%	8.77	10/20/2028	1,000,000	[b,d]	970,093
Battalion CLO VII, Ser. 2014-7A, Cl. DRR, 3 Month LIBOR +6.31%	8.76	7/17/2028	750,000	[b,d]	740,678
Chenango Park CLO, Ser. 2018-1A, Cl. D, 3 Month LIBOR +5.80%	8.24	4/15/2030	1,000,000	[b,d]	958,150
CIFC Funding III, Ser. 2014-3A, Cl. ER2, 3 Month LIBOR +6.10%	8.57	10/22/2031	1,000,000	[b,d]	943,309
Marble Point CLO XII, Ser. 2018-1A, Cl. E, 3 Month LIBOR +6.00%	8.44	7/16/2031	750,000	[b,d]	684,132
OCP CLO, Ser. 2014-6A, Cl. DR, 3 Month LIBOR +6.52%	8.97	10/17/2030	1,000,000	[b,d]	952,812
OZLM VI, Ser. 2014-6A, Cl. DS, 3 Month LIBOR +6.05%	8.50	4/17/2031	2,000,000	[b,d]	1,852,949
Rockford Tower CLO, Ser. 2018-1A, Cl. E, 3 Month LIBOR +5.85%	8.49	5/20/2031	750,000	[b,d]	713,385
Sounds Point CLO IV, Ser. 2013-3RA, Cl. E, 3 Month LIBOR +6.25%	8.69	4/18/2031	750,000	[b,d]	714,724
Venture CLO, Ser. 2018-35A, Cl. E, 3 Month LIBOR +6.20%	8.70	10/22/2031	1,000,000	[b,d]	955,642
Vibrant CLO III, Ser. 2015-3A, Cl. DRR, 3 Month LIBOR +6.35%	8.82	10/20/2031	1,000,000	[b,d]	952,842
				10,931,425
Commercial & Professional Services - 3.3%
Ahern Rentals, Scd. Notes	7.38	5/15/2023	1,800,000	[b,c]	1,667,250
Prime Security Services Borrower, Scd. Notes	9.25	5/15/2023	3,019,000	[b,c]	3,177,497

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 133.3% (continued)
Commercial & Professional Services - 3.3% (continued)
Star Merger Sub, Sr. Scd. Notes		6.88	8/15/2026	1,400,000	[b,c]	1,434,125
Star Merger Sub, Sr. Unscd. Notes		10.25	2/15/2027	545,000	[b,c]	561,350
Weight Watchers International, Gtd. Notes		8.63	12/1/2025	1,220,000	[b,c]	1,104,100
					7,944,322
Consumer Discretionary - 11.5%
AMC Entertainment Holding, Gtd. Notes		6.13	5/15/2027	1,555,000	[c]	1,413,106
AMC Entertainment Holdings, Gtd. Bonds	GBP	6.38	11/15/2024	580,000		738,005
Beazer Homes USA, Gtd. Notes		8.75	3/15/2022	1,100,000	[c]	1,153,350
Cirsa Finance International, Sr. Scd. Notes		7.88	12/20/2023	2,005,000	[b,c]	2,079,205
Eldorado Resorts, Gtd. Notes		6.00	4/1/2025	520,000	[c]	529,100
Eldorado Resorts, Gtd. Notes		7.00	8/1/2023	725,000	[c]	760,460
International Game Technology, Sr. Scd. Notes		6.25	1/15/2027	1,000,000	[b,c]	1,026,875
Jack Ohio Finance, Scd. Notes		10.25	11/15/2022	1,170,000	[b,c]	1,260,675
MGM Resorts International, Gtd. Notes		7.75	3/15/2022	740,000	[c]	819,550
Scientific Games International, Gtd. Notes		8.25	3/15/2026	3,455,000		3,532,737
Scientific Games International, Gtd. Notes		10.00	12/1/2022	4,915,000	[c]	5,191,469
Stars Group Holdings, Gtd. Notes		7.00	7/15/2026	1,715,000	[b,c]	1,792,175
Tempur Sealy International, Gtd. Notes		5.50	6/15/2026	955,000	[c]	959,173
TVL Finance, Sr. Scd. Notes	GBP	8.50	5/15/2023	1,244,000	[b]	1,705,298
Univar USA, Gtd. Notes		6.75	7/15/2023	1,200,000	[b,c]	1,232,400
William Lyon Homes, Gtd. Notes		5.88	1/31/2025	2,270,000	[c]	2,145,150
Williams Scotsman International, Sr. Scd. Notes		6.88	8/15/2023	1,415,000	[b,c]	1,418,537
					27,757,265
Consumer Staples - 1.0%
Prestige Brands, Gtd. Notes		6.38	3/1/2024	1,730,000	[b,c]	1,768,925

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 133.3% (continued)
Consumer Staples - 1.0% (continued)
Spectrum Brands, Gtd. Notes		5.75	7/15/2025	720,000		729,000
					2,497,925
Diversified Financials - 9.9%
Ally Financial, Gtd. Notes		7.50	9/15/2020	860,000	[c]	913,750
Ally Financial, Gtd. Notes		8.00	11/1/2031	1,515,000	[c]	1,888,069
Bracken MidCo1, Sr. Unscd. Bonds	GBP	8.88	10/15/2023	645,000		807,103
Cabot Financial Luxembourg, Sr. Scd. Notes	GBP	7.50	10/1/2023	745,000	[b]	954,818
Cabot Financial Luxembourg, Sr. Scd. Notes	GBP	7.50	10/1/2023	479,000		613,903
FS Energy & Power Fund, Sr. Scd. Notes		7.50	8/15/2023	2,340,000	[b,c]	2,405,812
Garfunkelux Holdco 2, Scd. Bonds	GBP	11.00	11/1/2023	1,170,000	[b]	1,329,129
Garfunkelux Holdco 3, Sr. Scd. Notes	GBP	8.50	11/1/2022	595,000		704,165
International Lease Finance, Sr. Unscd. Notes		8.25	12/15/2020	1,555,000	[c]	1,681,034
Ladder Capital Finance Holdings, Gtd. Notes		5.25	10/1/2025	1,925,000	[b,c]	1,867,250
Nationstar Mortgage Holdings, Gtd. Notes		8.13	7/15/2023	1,890,000	[b,c]	1,951,425
Navient, Sr. Unscd. Notes		5.88	10/25/2024	915,000		889,838
Navient, Sr. Unscd. Notes		7.25	1/25/2022	1,025,000	[c]	1,090,344
Quicken Loans, Gtd. Notes		5.75	5/1/2025	2,130,000	[b,c]	2,145,975
Tempo Acquisition, Sr. Unscd. Notes		6.75	6/1/2025	1,410,000	[b,c]	1,427,625
Travelport Corporate Finance, Sr. Scd. Notes		6.00	3/15/2026	1,325,000	[b]	1,434,312
VFH Parent, Scd. Notes		6.75	6/15/2022	1,805,000	[b,c]	1,866,063
					23,970,615
Electronic Components - 1.6%
Energizer Holdings, Gtd. Notes		6.38	7/15/2026	1,246,000	[b,c]	1,280,265
Energizer Holdings, Gtd. Notes		7.75	1/15/2027	1,649,000	[b,c]	1,762,369

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 133.3% (continued)
Electronic Components - 1.6% (continued)
TTM Technologies, Gtd. Notes	5.63	10/1/2025	920,000	[b,c]	886,650
				3,929,284
Energy - 15.4%
Blue Racer Midstream, Sr. Unscd. Notes	6.63	7/15/2026	990,000	[b,c]	1,014,750
Brazos Valley Longhorn, Gtd. Notes	6.88	2/1/2025	1,080,000	[c]	1,094,850
California Resources, Scd. Notes	8.00	12/15/2022	1,060,000	[b,c]	835,068
Centennial Resource Production, Gtd. Notes	6.88	4/1/2027	900,000		911,070
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	7.00	6/30/2024	1,630,000	[c]	1,844,019
Chesapeake Energy, Gtd. Notes	8.00	6/15/2027	915,000	[c]	905,850
Chesapeake Energy, Gtd. Notes	8.00	1/15/2025	975,000	[c]	999,375
CVR Refining, Gtd. Notes	6.50	11/1/2022	2,050,000	[c]	2,080,750
DCP Midstream Operating, Gtd. Notes	5.38	7/15/2025	1,670,000	[c]	1,745,150
EnLink Midstream Partners, Sr. Unscd. Notes	4.15	6/1/2025	1,130,000	[c]	1,091,862
Enviva Partners, Gtd. Notes	8.50	11/1/2021	2,970,000	[c]	3,107,362
Extraction Oil & Gas, Gtd. Notes	5.63	2/1/2026	775,000	[b,c]	598,688
Genesis Energy, Gtd. Notes	6.50	10/1/2025	2,745,000	[c]	2,683,237
Gulfport Energy, Gtd. Notes	6.00	10/15/2024	1,545,000	[c]	1,410,029
Matador Resources, Gtd. Notes	5.88	9/15/2026	915,000	[c]	917,288
Nabors Industries, Gtd. Notes	5.50	1/15/2023	390,000	[c]	374,205
Oasis Petroleum, Gtd. Notes	6.88	3/15/2022	1,136,000	[c]	1,150,200
PDC Energy, Gtd. Notes	6.13	9/15/2024	905,000	[c]	907,263
Precision Drilling, Gtd. Notes	7.13	1/15/2026	700,000	[b,c]	697,594
Precision Drilling, Gtd. Notes	7.75	12/15/2023	1,120,000	[c]	1,156,400
Semgroup, Gtd. Notes	7.25	3/15/2026	1,100,000	[c]	1,072,500

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 133.3% (continued)
Energy - 15.4% (continued)
SESI, Gtd. Notes	7.75	9/15/2024	1,095,000	[c]	911,588
Shelf Drilling Holdings, Gtd. Notes	8.25	2/15/2025	1,855,000	[b,c]	1,766,887
SM Energy, Sr. Unscd. Notes	5.63	6/1/2025	730,000	[c]	678,637
Southwestern Energy, Gtd. Notes	7.50	4/1/2026	670,000	[c]	686,750
SRC Energy, Gtd. Notes	6.25	12/1/2025	825,000	[c]	740,685
Transocean Poseidon, Sr. Scd. Notes	6.88	2/1/2027	602,000	[b]	627,585
Unit, Gtd. Notes	6.63	5/15/2021	2,050,000	[c]	1,978,250
USA Compression Partners, Gtd. Notes	6.88	4/1/2026	1,118,000	[c]	1,148,745
Whiting Petroleum, Gtd. Notes	6.63	1/15/2026	1,070,000	[c]	1,053,950
WPX Energy, Sr. Unscd. Notes	5.25	9/15/2024	870,000	[c]	883,050
				37,073,637
Environmental Control - 2.0%
Covanta Holding, Sr. Unscd. Notes	5.88	7/1/2025	2,270,000	[c]	2,318,237
Hulk Finance, Sr. Unscd. Notes	7.00	6/1/2026	2,660,000	[b,c]	2,527,000
				4,845,237
Financials - .9%
Icahn Enterprises, Gtd. Notes	6.25	2/1/2022	1,000,000	[c]	1,028,350
Icahn Enterprises, Gtd. Notes	6.75	2/1/2024	1,075,000	[c]	1,124,719
				2,153,069
Food Products - 2.9%
Albertsons, Gtd. Notes	6.63	6/15/2024	2,095,000	[c]	2,126,425
Albertsons, Gtd. Notes	7.50	3/15/2026	495,000	[b,c]	511,706
New Albertsons, Sr. Unscd. Bonds	8.00	5/1/2031	2,390,000	[c]	2,165,937
Post Holdings, Gtd. Notes	8.00	7/15/2025	1,975,000	[b,c]	2,118,187
				6,922,255
Forest Products & Other - 1.3%
Mercer International, Sr. Unscd. Notes	6.50	2/1/2024	255,000	[c]	262,013

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 133.3% (continued)
Forest Products & Other - 1.3% (continued)
Mercer International, Sr. Unscd. Notes		7.38	1/15/2025	2,660,000	[b,c]	2,799,650
					3,061,663
Health Care - 14.9%
Avantor, Sr. Unscd. Notes		9.00	10/1/2025	3,340,000	[b,c]	3,628,075
Bausch Health, Gtd. Notes		6.13	4/15/2025	1,340,000	[b,c]	1,329,950
Bausch Health, Gtd. Notes		9.00	12/15/2025	2,420,000	[b,c]	2,637,921
Bausch Health, Sr. Scd. Notes		7.00	3/15/2024	490,000	[b,c]	519,645
Bausch Health Americas, Gtd. Notes		9.25	4/1/2026	1,850,000	[b,c]	2,029,080
Eagle Holding II, Sr. Unscd. Notes		7.63	5/15/2022	2,925,000	[b,c]	2,957,906
Endo Finance, Gtd. Notes		6.00	7/15/2023	425,000	[b,c]	329,375
Envision Healthcare, Gtd. Notes		8.75	10/15/2026	340,000	[b,c]	303,875
HCA, Gtd. Notes		7.50	2/15/2022	3,150,000	[c]	3,481,695
MEDNAX, Gtd. Notes		6.25	1/15/2027	1,925,000	[b,c]	1,951,469
MPH Acquisition Holdings, Gtd. Notes		7.13	6/1/2024	2,310,000	[b,c]	2,310,000
Nidda BondCo, Sr. Unscd. Bonds	EUR	7.25	9/30/2025	1,515,000	[b]	1,749,373
NVA Holdings, Gtd. Notes		6.88	4/1/2026	1,090,000	[b,c]	1,083,187
Ortho-Clinical Diagnostics, Sr. Unscd. Notes		6.63	5/15/2022	1,860,000	[b,c]	1,771,650
Polaris Intermediate, Sr. Unscd. Notes		8.50	12/1/2022	4,020,000	[b,c]	3,980,805
Tenet Healthcare, Scd. Notes		6.25	2/1/2027	105,000	[b,c]	109,069
Tenet Healthcare, Sr. Unscd. Notes		6.75	6/15/2023	2,060,000	[c]	2,129,525
Tenet Healthcare, Sr. Unscd. Notes		8.13	4/1/2022	1,930,000	[c]	2,083,628
West Street Merger Sub, Sr. Unscd. Notes		6.38	9/1/2025	1,490,000	[b,c]	1,456,475
					35,842,703
Industrials - 2.4%
Brand Industrial Services, Sr. Unscd. Notes		8.50	7/15/2025	2,230,000	[b,c]	2,012,575

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 133.3% (continued)
Industrials - 2.4% (continued)
Frontdoor, Sr. Unscd. Notes		6.75	8/15/2026	540,000	[b,c]	553,500
Stevens Holding, Gtd. Notes		6.13	10/1/2026	415,000	[b,c]	429,525
Titan Acquisition, Sr. Unscd. Notes		7.75	4/15/2026	1,320,000	[b,c]	1,141,800
Welbilt, Gtd. Notes		9.50	2/15/2024	1,600,000	[c]	1,732,000
					5,869,400
Information Technology - 6.4%
Ascend Learning, Sr. Unscd. Notes		6.88	8/1/2025	565,000	[b,c]	563,588
Ascend Learning, Sr. Unscd. Notes		6.88	8/1/2025	1,970,000	[b,c]	1,965,075
Change Healthcare Holdings, Sr. Unscd. Notes		5.75	3/1/2025	2,400,000	[b,c]	2,383,680
Genesys Telecommunications Laboratories, Gtd. Notes		10.00	11/30/2024	3,590,000	[b,c]	3,922,075
RP Crown Parent, Gtd. Notes		7.38	10/15/2024	1,795,000	[b,c]	1,844,362
Solera Finance, Sr. Unscd. Notes		10.50	3/1/2024	1,940,000	[b,c]	2,112,505
Sophia, Sr. Unscd. Notes		9.00	9/30/2023	2,435,000	[b,c]	2,538,487
					15,329,772
Insurance - 3.2%
AmWINS Group, Gtd. Notes		7.75	7/1/2026	1,650,000	[b,c]	1,658,250
Assuredpartners, Sr. Unscd. Notes		7.00	8/15/2025	1,765,000	[b,c]	1,641,450
Hub International, Sr. Unscd. Notes		7.00	5/1/2026	1,920,000	[b,c]	1,905,600
USI, Sr. Unscd. Notes		6.88	5/1/2025	1,915,000	[b,c]	1,864,731
York Risk Services Holding, Gtd. Notes		8.50	10/1/2022	870,000	[b,c]	713,400
					7,783,431
Materials - 8.3%
ARD Finance, Sr. Scd. Notes	EUR	6.63	9/15/2023	770,000		877,035
ARD Finance, Sr. Scd. Notes		7.13	9/15/2023	1,070,000	[c]	1,071,338
ARD Securities Finance, Sr. Scd. Notes		8.75	1/31/2023	2,674,680	[b,c]	2,547,633

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 133.3% (continued)
Materials - 8.3% (continued)
Ardagh Packaging Finance, Gtd. Notes	7.25	5/15/2024	1,990,000	[b,c]	2,103,828
Bway Holding, Sr. Unscd. Notes	7.25	4/15/2025	4,200,000	[b,c]	4,066,104
Flex Acquisition, Sr. Unscd. Notes	7.88	7/15/2026	1,000,000	[b,c]	967,500
Grinding Media, Sr. Scd. Notes	7.38	12/15/2023	1,115,000	[b,c]	1,075,975
Novelis, Gtd. Notes	5.88	9/30/2026	665,000	[b,c]	663,338
Novelis, Gtd. Notes	6.25	8/15/2024	840,000	[b,c]	861,000
Peabody Energy, Sr. Scd. Notes	6.38	3/31/2025	1,780,000	[b,c]	1,738,170
Reynolds Group Issuer, Gtd. Notes	7.00	7/15/2024	2,390,000	[b,c]	2,466,480
W/S Packaging Holdings, Sr. Scd. Notes	9.00	4/15/2023	1,430,000	[b,c]	1,501,500
				19,939,901
Media - 7.6%
Altice Financing, Sr. Scd. Bonds	7.50	5/15/2026	380,000	[b,c]	377,150
Altice Finco, Scd. Notes	8.13	1/15/2024	1,440,000	[b,c]	1,465,200
Altice Luxembourg, Gtd. Notes	7.63	2/15/2025	1,385,000	[b,c]	1,218,800
Altice Luxembourg, Gtd. Notes	7.75	5/15/2022	2,755,000	[b,c]	2,761,887
CBS Radio, Gtd. Notes	7.25	11/1/2024	1,795,000	[b,c]	1,795,000
CSC Holdings, Sr. Unscd. Notes	7.50	4/1/2028	1,700,000	[b,c]	1,830,135
CSC Holdings, Sr. Unscd. Notes	7.75	7/15/2025	1,020,000	[b,c]	1,096,500
DISH DBS, Gtd. Notes	5.88	11/15/2024	1,700,000	[c]	1,434,375
Gray Television, Gtd. Notes	5.88	7/15/2026	1,130,000	[b,c]	1,152,826
Gray Television, Sr. Unscd. Notes	7.00	5/15/2027	355,000	[b,c]	378,075
Midcontinent Communications, Gtd. Notes	6.88	8/15/2023	1,155,000	[b,c]	1,207,307
Radiate Holdco, Sr. Unscd. Notes	6.63	2/15/2025	660,000	[b,c]	640,200
Radiate Holdco, Sr. Unscd. Notes	6.88	2/15/2023	1,016,000	[b]	1,010,920

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 133.3% (continued)
Media - 7.6% (continued)
Townsquare Media, Gtd. Notes		6.50	4/1/2023	980,000	[b,c]	942,025
Univision Communications, Sr. Scd. Notes		5.13	2/15/2025	995,000	[b,c]	931,569
					18,241,969
Metals & Mining - 4.2%
Big River Steel, Sr. Scd. Notes		7.25	9/1/2025	1,190,000	[b,c]	1,246,882
Commercial Metals, Sr. Unscd. Notes		5.75	4/15/2026	900,000		900,000
Constellium, Gtd. Notes		6.63	3/1/2025	1,930,000	[b,c]	1,973,425
First Quantum Minerals, Gtd. Notes		6.88	3/1/2026	290,000	[b]	270,063
First Quantum Minerals, Gtd. Notes		7.25	4/1/2023	2,950,000	[b,c]	2,891,000
First Quantum Minerals, Gtd. Notes		7.50	4/1/2025	560,000	[b]	540,400
Freeport-McMoRan, Gtd. Notes		5.45	3/15/2043	1,270,000	[c]	1,117,613
Hudbay Minerals, Gtd. Notes		7.63	1/15/2025	1,010,000	[b,c]	1,040,300
United States Steel, Sr. Unscd. Notes		6.25	3/15/2026	195,000	[c]	183,074
					10,162,757
Real Estate - 1.3%
GEO Group, Gtd. Notes		6.00	4/15/2026	1,560,000	[c]	1,318,200
Greystar Real Estate Partners, Sr. Scd. Notes		5.75	12/1/2025	835,000	[b,c]	839,175
Haya Finance 2017, Sr. Scd. Bonds	EUR	5.25	11/15/2022	835,000		836,813
					2,994,188
Retailing - 1.4%
Beacon Roofing Supply, Gtd. Notes		6.38	10/1/2023	805,000	[c]	841,225
Party City Holdings, Gtd. Notes		6.63	8/1/2026	2,505,000	[b,c]	2,498,737
					3,339,962
Technology Hardware & Equipment - 4.1%
Banff Merger Sub, Sr. Unscd. Notes		9.75	9/1/2026	550,000	[b,c]	534,875
Dell International, Gtd. Notes		7.13	6/15/2024	1,895,000	[b,c]	2,009,467
Everi Payments, Gtd. Notes		7.50	12/15/2025	2,695,000	[b,c]	2,802,800

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 133.3% (continued)
Technology Hardware & Equipment - 4.1% (continued)
Exela Intermediate, Sr. Scd. Notes		10.00	7/15/2023	2,480,000	[b,c]	2,534,560
West, Gtd. Notes		8.50	10/15/2025	2,255,000	[b,c]	1,950,575
					9,832,277
Telecommunication Services - 12.8%
Altice France, Sr. Scd. Notes		7.38	5/1/2026	935,000	[b,c]	918,638
Altice France, Sr. Scd. Notes		8.13	2/1/2027	3,675,000	[b,c]	3,720,937
CenturyLink, Sr. Unscd. Notes, Ser. W		6.75	12/1/2023	2,915,000	[c]	3,049,819
Cincinnati Bell, Sr. Unscd. Notes		8.00	10/15/2025	1,005,000	[b,c]	922,088
CommScope Finance, Sr. Unscd. Notes		8.25	3/1/2027	2,475,000	[b,c]	2,574,000
Crystal Almond, Sr. Scd. Bonds	EUR	10.00	11/1/2021	917,000		1,105,237
DKT Finance, Sr. Scd. Notes		9.38	6/17/2023	1,775,000	[b,c]	1,907,237
Embarq, Sr. Unscd. Notes		8.00	6/1/2036	1,950,000	[c]	1,908,562
Hughes Satellite Systems, Gtd. Notes		7.63	6/15/2021	1,675,000	[c]	1,804,829
Intelsat Connect Finance, Gtd. Notes		9.50	2/15/2023	1,335,000	[b,c]	1,188,550
Intelsat Jackson Holdings, Gtd. Notes		8.50	10/15/2024	1,475,000	[b,c]	1,441,812
Intelsat Jackson Holdings, Gtd. Notes		9.75	7/15/2025	855,000	[b,c]	872,357
Sable International Finance, Gtd. Notes		6.88	8/1/2022	1,381,000	[b,c]	1,441,419
Sprint, Gtd. Notes		7.63	2/15/2025	375,000	[c]	383,438
Sprint Capital, Gtd. Notes		8.75	3/15/2032	540,000	[c]	571,104
Sprint Communications, Sr. Unscd. Notes		11.50	11/15/2021	5,325,000	[c]	6,190,312
ViaSat, Sr. Unscd. Notes		5.63	9/15/2025	900,000	[b,c]	866,250
					30,866,589
Utilities - 2.2%
AmeriGas Partners, Sr. Unscd. Notes		5.63	5/20/2024	485,000		495,306
AmeriGas Partners, Sr. Unscd. Notes		5.88	8/20/2026	275,000		275,688

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 133.3% (continued)
Utilities - 2.2% (continued)
Calpine, Sr. Unscd. Notes	5.75	1/15/2025	380,000	[c]	379,050
NRG Energy, Gtd. Notes	6.63	1/15/2027	950,000	[c]	1,026,000
NRG Energy, Gtd. Notes	7.25	5/15/2026	1,400,000	[c]	1,545,516
Vistra Energy, Gtd. Notes	7.63	11/1/2024	1,458,000	[c]	1,545,509
				5,267,069
Total Bonds and Notes (cost $319,348,339)			321,332,853

Floating Rate Loan Interests - 8.9%
Chemicals - .5%
Polar US Borrower, First Lien Term Loan, 3 Month LIBOR +4.75%	7.35	10/15/2025	1,067,316	[d]	1,068,650
Commercial & Professional Services - .7%
Pi Lux Finco, Second Lien Facility 1 Term Loan, 1 Month LIBOR +7.25%	9.75	12/22/2025	935,000	[d]	906,950
Weight Watchers International, Initial Term Loan, 3 Month LIBOR +4.75%	7.56	11/29/2024	865,385	[d]	828,878
				1,735,828
Diversified Financials - .4%
Capital Automotive, Initial Tranche B Term Loan (Second Lien), 1 Month LIBOR +6.00%	8.50	3/24/2025	1,059,438	[d]	1,063,082
Energy - 1.4%
GIP III Stetson I, Initial Term Loan, 1 Month LIBOR +4.25%	6.73	7/18/2025	1,216,472	[d]	1,208,108
Granite Acquisition, Second Lien Term B Loan, 3 Month LIBOR +7.25%	9.85	12/19/2022	1,060,853	[d]	1,063,505
Oxbow Carbon , Term Loan (Second Lien), 1 Month LIBOR +7.50%	10.00	1/4/2024	1,000,000	[d]	1,005,000
				3,276,613
Industrials - .3%
Travelport Finance Luxembourg, First Lien Term Loan, 3 Month LIBOR +4.75%	7.35	3/18/2026	800,000	[d]	779,000

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 8.9% (continued)
Information Technology - .9%
Boxer Parent, Initial Dollar Term Loan, 3 Month LIBOR +4.25%	6.85	10/2/2025	847,875	[d]	832,016
Digicert Holdings, First Lien Term Loan, 1 Month LIBOR +4.00%	6.50	10/31/2024	1,449,068	[d]	1,426,731
				2,258,747
Insurance - 2.2%
Asurion, Second Lien Replacement B-2 Term Loan, 1 Month LIBOR +6.50%	9.00	8/4/2025	3,980,000	[d]	4,044,257
Mayfield (Amynta) Agency Borrower, First Lien Term B Loan, 1 Month LIBOR +4.50%	7.00	2/28/2025	1,275,364	[d]	1,246,668
				5,290,925
Materials - 1.2%
Ball Metalpack Finco, First Lien Initial Term Loan, 1 Month LIBOR +4.50%	7.00	7/31/2025	114,423	[d]	114,352
Berlin Packaging, First Lien Term B Loan, 1- 3 Month LIBOR +3.00%	5.53	11/7/2025	1,989,975	[d]	1,933,012
Reynolds Group Holdings, Incremental Term Loan, 3 Month LIBOR +2.75%	5.24	2/6/2023	895,000	[d]	886,153
				2,933,517
Media - .5%
Nep Group, Initial Loan (Second Lien), 1 Month LIBOR +7.00%	9.50	10/19/2026	1,160,000	[d]	1,148,400
Retailing - .4%
Bass Pro Group, Term B Loan, First Lien, 1 Month LIBOR +5.00%	7.50	9/25/2024	1,051,019	[d]	1,029,473
Technology Hardware & Equipment - .4%
Mcafee, Initial Loan (Second Lien), 1 Month LIBOR +8.50%	11.00	9/29/2025	900,000	[d]	910,350
Total Floating Rate Loan Interests (cost $21,715,314)			21,494,585

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 4.1%
Registered Investment Companies - 4.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $9,945,854)	2.46	9,945,854	[e] 9,945,854
Total Investments (cost $351,009,507)		146.3%	352,773,292
Liabilities, Less Cash and Receivables		(46.3%)	(111,586,991)
Net Assets		100.0%	241,186,301

LIBOR—London Interbank Offered Rate

EUR—Euro

GBP—British Pound

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2019, these securities were valued at $207,727,521 or 86.13% of net assets.

c Security, or portion thereof, has been pledged as collateral for the fund’s Revolving Credit and Security Agreement.

d Variable rate security—rate shown is the interest rate in effect at period end.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Consumer, Non-Cyclical	22.8
Communications	22.5
Industrial	18.8
Energy	17.5
Financial	16.1
Consumer, Cyclical	15.5
Technology	12.2
Basic Materials	10.1
Collateralized Loan Obligations	4.5
Investment Companies	4.1
Utilities	2.2
146.3

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 3/31/18 ($)	Purchases ($)	Sales ($)	Value 3/31/19 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	6,104,455	139,912,624	136,071,225	9,945,854	4.1	139,703

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS March 31, 2019

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Barclays Capital
United States Dollar	740,057	British Pound	560,000	4/26/19	9,687
Commonwealth Bank of Australia
Euro	2,900,000	United States Dollar	3,270,999	4/26/19	(10,451)
Goldman Sachs
United States Dollar	8,141,495	Euro	7,220,000	4/26/19	23,854
United States Dollar	7,215,961	British Pound	5,460,000	4/26/19	94,853
Gross Unrealized Appreciation					128,394
Gross Unrealized Depreciation					(10,451)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	341,063,653	342,827,438
Affiliated issuers	9,945,854	9,945,854
Cash		853,073
Cash denominated in foreign currency	661,537	660,304
Interest receivable		6,864,002
Receivable for investment securities sold		1,257,687
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		128,394
Prepaid expenses		86,040
		362,622,792
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		232,522
Loan payable—Note 2		112,000,000
Payable for investment securities purchased		7,263,125
Dividends payable		1,708,631
Interest and loan fees payable—Note 2		59,400
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		10,451
Unrealized depreciation on foreign currency transactions		5,119
Trustees fees and expenses payable		217
Accrued expenses		157,026
		121,436,491
Net Assets ($)		241,186,301
Composition of Net Assets ($):
Paid-in capital		277,482,487
Total distributable earnings (loss)		(36,296,186)
Net Assets ($)		241,186,301
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		72,707,688
Net Asset Value Per Share ($)		3.32

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended March 31, 2019

Investment Income ($):
Income:
Interest	25,780,969
Dividends from affiliated issuers	139,703
Total Income	25,920,672
Expenses:
Management fee—Note 3(a)	2,672,581
Interest expense—Note 2	3,800,913
Professional fees	191,114
Registration fees	57,033
Shareholders’ reports	51,598
Trustees’ fees and expenses—Note 3(c)	32,334
Shareholder servicing costs	17,113
Custodian fees—Note 3(b)	4,510
Miscellaneous	51,694
Total Expenses	6,878,890
Less—reduction in fees due to earnings credits—Note 3(b)	(386)
Net Expenses	6,878,504
Investment Income—Net	19,042,168
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(4,242,907)
Net realized gain (loss) on forward foreign currency exchange contracts	1,829,313
Net Realized Gain (Loss)	(2,413,594)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(3,825,930)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(3,135)
Net Unrealized Appreciation (Depreciation)	(3,829,065)
Net Realized and Unrealized Gain (Loss) on Investments	(6,242,659)
Net Increase in Net Assets Resulting from Operations	12,799,509

See notes to financial statements.

STATEMENT OF CASH FLOWS

Year Ended March 31, 2019

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(217,370,675)
Proceeds from sales of portfolio securities	225,218,981
Net proceeds for sales of short-term securities	(3,841,399)
Dividends and interest received	26,961,268
Interest and loan fees paid	(3,979,033)
Paid to The Dreyfus Corporation	(2,691,608)
Operating expenses paid	(307,246)
Realized loss from forward foreign currency exchange contracts transactions	1,829,313
Net Cash Provided by Operating Activities		25,819,601
Cash Flows from Financing Activities ($):
Dividends paid to Common Shareholders	(20,503,568)
Increase in loan outstanding	(4,000,000)
Net Cash Provided in Financing Activities		(24,503,568)
Effect of foreign exchange rate changes on cash		(1,534)
Net Increase (Decrease) in cash		1,314,499
Cash and cash denominated in foreign currency at beginning of period		198,878
Cash and cash denominated in foreign currency at end of period		1,513,377
Reconciliation of Net Increase (Decrease) in Net Assets
Resulting from Operations to Net Cash Provided
by Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		12,799,509
Adjustments to reconcile net increase in net assets
resulting from operations to net cash
provided by operating activities ($):
Decrease in investments in securities at cost		7,143,461
Decrease in dividends and interest receivable		283,155
Decrease in Receivable for Investment securities sold		4,795,970
Decrease in prepaid expenses		135,864
Decrease in Due to The Dreyfus Corporation and affiliates		(19,027)
Decrease in payable for investment securities purchased		(4,395,623)
Decrease in interest and loan fees payable		(178,120)
Decrease in Directors fees and expense payable		(7,227)
Decrease in accrued expenses		(30,873)
Net unrealized depreciation on investments		3,829,065
Net amortization of premiums on investments		1,463,447
Net Cash Provided by Operating Activities		25,819,601

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31,
	2019	2018[a]
Operations ($):
Investment income—net	19,042,168	19,541,580
Net realized gain (loss) on investments	(2,413,594)	155,922
Net unrealized appreciation (depreciation) on investments	(3,829,065)	(8,149,804)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,799,509	11,547,698
Distributions ($):
Distributions to shareholders	(20,503,568)	(21,376,060)
Total Increase (Decrease) in Net Assets	(7,704,059)	(9,828,362)
Net Assets ($):
Beginning of Period	248,890,360	258,718,722
End of Period	241,186,301	248,890,360

[a]Distributions to shareholders include only distributions from investment income—net and distribution in excess of investment income—net was $360,627 in 2018 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements and market price data for the fund’s shares.

	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	3.42	3.56	3.26	3.84	4.11
Investment Operations:
Investment income—net[a]	.26	.27	.29	.30	.32
Net realized and unrealized gain (loss) on investments	(.08)	(.12)	.33	(.53)	(.23)
Total from Investment Operations	.18	.15	.62	(.23)	.09
Distributions:
Dividends from investment income—net	(.28)	(.29)	(.32)	(.35)	(.36)
Net asset value, end of period	3.32	3.42	3.56	3.26	3.84
Market value, end of period	3.07	3.19	3.39	3.13	3.65
Total Return (%)[b]	5.56	2.53	19.23	(4.44)	(4.51)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.84	2.35	2.12	1.91	1.81
Ratio of net expenses to average net assets	2.84	2.35	2.12	1.91	1.74
Ratio of interest expense to average net assets	1.57	1.07	.83	.64	.52
Ratio of net investment income to average net assets	7.87	7.57	8.30	8.63	8.04
Portfolio Turnover Rate	61.37	47.03	53.96	54.23	48.20
Net Assets, end of period ($ x 1,000)	241,186	248,890	258,719	236,944	279,308
Average borrowings outstanding ($ x 1,000)	114,389	116,241	114,882	116,593	120,000
Weighted average number of fund
shares outstanding ($ x 1,000)	72,708	72,708	72,708	72,642	72,621
Average amount of debt per share ($)	1.57	1.60	1.58	1.61	1.65

a Based on average shares outstanding.

b Calculated based on market value.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus High Yield Strategies Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The fund’s primary investment objective is to seek high current income. Under normal market conditions, the fund invests at least 65% of its total assets in income securities of U.S. issuers rated below investment grade quality or unrated income securities that The Dreyfus Corporation (the “Adviser” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serving as the fund’s investment manager and administrator, determines to be of comparable quality. The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol DHF.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

NOTES TO FINANCIAL STATEMENTS (continued)

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, floating rate loan interests and other securities, excluding short-term investments (other than U.S. Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2019 in valuing the fund’s investments:

	Level 1– Unadjusted Quoted Prices	Level 2–Other Significant Observable Inputs	Level 3–Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Collateralized Loan Obligations†	–	10,931,425	–	10,931,425
Corporate Bonds†	–	310,401,428	–	310,401,428
Floating Rate Loan Interests†	–	21,494,585	–	21,494,585
Investment Companies	9,945,854	–	–	9,945,854
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	–	128,394	–	128,394
Liabilities($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	–	(10,451)	–	(10,451)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives are reported in the Statement of Assets and Liabilities.

At March 31, 2019, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

The fund may invest in collateralized loan obligations (“CLOs”). A CLO is a trust typically collateralized substantially by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which is subordinate to the other tranches in the event of defaults from the loans in the trust. Senior tranches typically have higher ratings and lower yields than the CLO's underlying securities and subordinated tranches, and may be rated investment grade. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it. The fund will not invest in CLO equity tranches.

The risks of an investment in a CLO depend largely on the type of the collateral and the tranche of the CLO in which the fund invests. CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, market anticipation of defaults, as well as aversion to CLO securities as an asset class. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws and may not have an active secondary trading market. As a result, investments in CLOs may be characterized by the fund as illiquid securities. In addition to the normal risks associated with credit-related securities discussed elsewhere in this prospectus (e.g., interest rate risk and default risk), investments in CLOs may be more volatile, less liquid and more difficult to price than other types of investments.

The fund is permitted to invest up to 5% of its assets directly in the common stock of junk bond issuers. This percentage will be in addition to any other common stock holdings acquired as part of warrants or “units”, so that the fund’s total common stock holdings could exceed 5% at a particular time. However, the fund currently intends to invest directly in common stocks (including those offered in an initial public offering) to gain sector exposure and when suitable junk bonds are not available for sale. The fund expects to sell the common stock promptly when suitable junk bonds are subsequently acquired.

The fund is permitted to invest up to 10% of the fund’s total assets in floating rate loans. Unlike publicly-traded common stocks which trade on national exchanges, there is no central market or exchange for loans to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain floating rate loans may impair the ability of the

NOTES TO FINANCIAL STATEMENTS (continued)

fund to realize full value in the event of the need to sell a floating rate loan and may make it difficult to value such loans. There may be less readily available, reliable information about certain floating rate loans than is the case for many other types of securities, and the fund’s portfolio managers may be required to rely primarily on their own evaluation of a borrower’s credit quality rather than on any available independent sources. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer’s obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by bankruptcy or other insolvency laws with respect to its ability to realize the benefits of the collateral securing a loan. The floating rate loans in which the fund invests typically will be below investment grade quality and, like other below investment grade securities, are inherently speculative. As a result, the risks associated with such floating rate loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. Floating rate loans may not be considered to be “securities” for purposes of the anti-fraud protections of the federal securities laws, including those with respect to the use of material non-public information, so that purchasers, such as the fund, may not have the benefit of these protections.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

shareholders will have their distributions reinvested in additional shares of the fund, unless such shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent, will buy fund shares in the open market and reinvest those shares accordingly.

On March 27, 2019, the Board declared a cash dividend of $0.0235 per share from undistributed investment income-net, payable on April 25, 2019 to shareholders of record as of the close of business on April 10, 2019. The ex-dividend date was April 9, 2019. On April 24, 2019, the Board approved a reduction to the fund’s monthly dividend from $0.0235 per share to $0.0215 per share.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended March 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At March 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,440,090, accumulated capital losses $35,327,891 and unrealized depreciation $699,754.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to March 31, 2019. The fund has $8,596,616 of short-term capital losses and $26,731,275 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2019 and March 31, 2018 were as follows: ordinary income $20,503,568 and $21,376,060, respectively.

(h) New Accounting Pronouncements: In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain

NOTES TO FINANCIAL STATEMENTS (continued)

purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018.

Also in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Borrowings:

The fund has a $125,000,000 Revolving Credit and Security Agreement (the “Agreement”), which was renewed until November 20, 2019, subject to certain amendments. Under the terms of the Agreement, the fund may borrow “Advances” (including Eurodollar Rate Advances), on a collateralized basis with certain fund assets used as collateral, which amounted to $273,693,478 as of March 31, 2019. The interest to be paid by the fund on such Advances is determined with reference to the principal amount of each Advance (and/or Eurodollar Rate Advance) outstanding from time to time. The fund also pays additional fees pursuant to the Agreement. During the period ended March 31, 2019, total expenses pursuant to the Agreement amounted to $3,800,913. These fees are included in Interest expense in the Statement of Operations.

The average amount of borrowings outstanding under the Agreement during the period ended March 31, 2019 was $114,389,041 with a related weighted average annualized interest rate of 3.32% and is inclusive of all expenses related to the Agreement.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management and administration agreement with the Adviser, the management and administration fee is computed at the annual rate of .75% of the value of the fund’s average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the “Managed Assets”) and is payable monthly.

(b) The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the period ended

March 31, 2019, the fund was charged $4,510 pursuant to the custody agreement. These fees were partially offset by earnings credits of $386.

The fund had an arrangement with the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

During the period ended March 31, 2019, the fund was charged $7,616 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $223,539, custodian fees $5,200 and Chief Compliance Officer fees $3,783.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended March 31, 2019, amounted to $212,975,052 and $220,426,304, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended March 31, 2019 is discussed below.

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward Contracts open at March 31, 2019 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At March 31, 2019, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	128,394	(10,451)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	128,394	(10,451)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	128,394	(10,451)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of March 31, 2019:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Barclays Capital	9,687		-	-	9,687
Goldman Sachs International	118,707		-	-	118,707
Total	128,394		-	-	128,394

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Commonwealth Bank of Australia	(10,451)		-	-	(10,451)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended March 31, 2019:

Average Market Value ($)
Forward contracts	18,396,933

At March 31, 2019, the cost of investments inclusive of derivative contracts for federal income tax purposes was $353,466,694; accordingly,

NOTES TO FINANCIAL STATEMENTS (continued)

accumulated net unrealized depreciation on investments was $693,402, consisting of $6,646,619 gross unrealized appreciation and $7,340,021 gross unrealized depreciation.

NOTE 5—Subsequent Event:

On March 4, 2019, the fund announced that effective on or about June 3, 2019 (the “Effective Date”), the fund will change its name from Dreyfus High Yield Strategies Fund to BNY Mellon High Yield Strategies Fund. In addition, on the effective date, Dreyfus, the fund’s investment adviser and administrator, will change its name to “BNY Mellon Investment Adviser, Inc.”

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Dreyfus High Yield Strategies Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus High Yield Strategies Fund (the “Fund”), including the statements of investments, forward foreign currency exchange contracts and investments in affiliated issuers, as of March 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus Corporation investment companies since 1994.

New York, New York
May 29, 2019

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment Plan

To participate automatically in the Dividend Reinvestment Plan (the “Plan”) of the fund, fund shares must be registered in either your name, or, if your fund shares are held in nominee or “street” name through your broker-dealer, your broker-dealer must be a participant in the Plan. You may terminate your participation in the Plan, as set forth below. All shareholders participating (the “Participants”) in the Plan will be bound by the following provisions:

Computershare Inc. (the “Agent”) will act as Agent for each Participant, and will open an account for each Participant under the Plan in the same name as their present shares are registered, and put into effect for them the dividends reinvestment option of the plan as of the first record date for a dividend or capital gains distribution.

Whenever the fund declares income dividend or capital gains distribution payable in shares of the fund or cash at the option of the shareholders, each Participant that does not opt for cash distributions shall take such distribution entirely in shares. If on the payment date for a dividend or capital gains distribution, the net asset value is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall automatically receive such shares, including fractions, for each Participant’s account except in the circumstances described in the following paragraph. Except in such circumstances, the number of additional shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the income dividend or capital gains distribution payable on their shares by the greater of the net asset value per share determined as of the date of purchase or 95% of the then current market price per share of the fund’s shares on the payment date.

Should the net asset value per share of the fund shares exceed the market price per share plus estimated brokerage commissions on the payment date for a share or cash income dividend or capital gains distribution, the Agent or a broker-dealer selected by the Agent shall endeavor, for a purchase period of 30 days to apply the amount of such dividend or capital gains distribution on each Participant’s shares (less their pro rata share of brokerage commissions incurred with respect to the Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase shares of the fund on the open market for each Participant’s account. In no event may such purchase be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per share equals or is less than the market price per share plus estimated brokerage commissions, the Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the fund issue new shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. These newly issued shares will be valued at the then-current market price per share of the fund’s shares at the time such shares are to be issued.

For purposes of making the dividend reinvestment purchase comparison under the Plan, (a) the market price of the fund’s shares on a particular date shall be the last sales price on the NYSE on that date, or, if there is no sale on such NYSE on that date, then the mean between the closing bid and asked quotations for such shares on such NYSE on such date and (b) the net asset value per share of the fund’s shares on a particular date shall be the net asset value per share most recently calculated by or on behalf of the fund.

Open-market purchases provided for above may be made on any securities exchange where the fund’s shares are traded, in the over-the counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Each Participant’s uninvested funds held by the Agent will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchase effected. The Agent shall have no responsibility as to the value of the fund’s shares acquired for each Participant’s account. For the purpose of cash investments, the Agent may commingle each Participant’s fund with those of other shareholders of the fund for whom the Agent similarly acts as Agent, and the average price (including brokerage commissions) of all shares purchased by the Agent as Agent shall be the price per share allocable to each Participant in connection therewith.

The Agent may hold each Participant’s shares acquired pursuant to the Plan together with the shares of other shareholders of the fund acquired pursuant to the Plan in noncertificated form in the Agent’s name or that of the Agent’s nominee. The Agent will forward to each Participant any proxy solicitation material; and will vote any shares so held for each Participant first in accordance with the instructions set forth on proxies returned by the Participant to the fund, and then with respect to any proxies not returned by the participant to the fund in the same portion as the Agent votes proxies returned by the Participants to the fund. Upon a Participant’s written request, the Agent will deliver to the Participant, without charge, a certificate or certificates for the full shares.

The Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the fund’s shares at the time of termination.

ADDITIONAL INFORMATION (Unaudited) (continued)

Any share dividends or split shares distributed by the fund on shares held by the Agent for Participants will be credited to their accounts. In the event that the fund makes available to its shareholders rights to purchase additional shares of other securities, the shares held for each Participant under the Plan will be added to other shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Agent’s service fee for handling capital gains distributions or income dividends will be paid by the fund. Each Participant will be charged their pro rata share of brokerage commissions on all open market purchases.

Each Participant may terminate their account under the Plan by notifying the Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective shortly after the investment of such dividend distributions with respect to any subsequent dividend or distribution. The Plan may be terminated by the Agent or the fund upon notice in writing mailed to each Participant at least 90 days prior to any record date for the payment of any dividend or distribution by the fund. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction to be delivered to them without charge. If a Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of their shares and remit the proceeds to them, the Agent is authorized to deduct a $5.00 fee plus brokerage commission for this transaction from the proceeds.

These terms and conditions may be amended or supplemented by the Agent or the fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of any Agent for the purpose of receiving dividends and distributions, the fund will be authorized to pay to such successor Agent, for each Participant’s account, all dividends and distributions payable on shares of the fund held in their name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of New York.

Supplemental Information

During the period ended March 31, 2019, there were (i) no material changes in the fund’s investment objectives or fundamental investment policies and (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund, and (iii) no change in the persons primarily responsible for the day-to-day management of the fund's portfolio.

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable but not less than 73.84% as interest-related dividends in accordance with Section 871(k)(1) and 881(e) of the Internal Revenue Code.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 27-28, 2019, the Board considered the renewal of the fund’s Investment Management and Administration Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus representatives stated that the fund is a closed-end fund without daily inflows and outflows of capital and provided the fund’s asset size.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2018, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance, on a net asset value basis, was

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

below the Performance Group and Performance Universe medians for all periods, except the five-year period when it was above the Performance Group median. The Board also considered that the fund’s total return performance, on a market price basis, was below the Performance Group and Performance Universe medians for all periods, except the one-year period when it was above the Performance Group median and the ten-year period when it was above the Performance Universe median. The Board also considered that the fund’s yield performance, on a net asset value basis, was above the Performance Group and Performance Universe medians for nine of the ten one-year periods ended December 31st. The Board also considered that the fund’s yield performance, on a market value basis, was above the Performance Group medians for eight of the ten one-year periods ended December 31st and above the Performance Universe median for all periods ended December 31st. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe median(s) in certain periods when performance was below median. Dreyfus also provided a comparison of the fund’s calendar year total returns (on a net asset value basis) to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in six of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board was reminded that the fund’s management fee was .75% of the value of the fund’s average weekly total assets (minus the sum of accrued liabilities, other than the aggregate indebtedness constituting financial leverage) (“Managed Assets”). The Board considered that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee was at or above the Expense Group and Expense Universe medians (based on both Managed Assets and common assets alone). The Board also noted that the fund’s total expense ratio, which was provided by Broadridge and included investment-related expenses such as costs associated with the fund’s leverage, was above the Expense Group and Expense Universe medians (based on both Managed Assets and common assets alone).

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, stating that the fund is a closed-end fund. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that, because the fund is a closed-end fund without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by Dreyfus in managing the fund’s assets. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fee paid to Dreyfus continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)

Chairman of the Board (1995)

Current term expires in 2021

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 121

———————

Francine J. Bovich (67)

Board Member (2011)

Current term expires in 2021

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-present)

No. of Portfolios for which Board Member Serves: 69

———————

Kenneth A. Himmel (72)

Board Member (1998)

Current term expires in 2021

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 22

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (71)

Board Member (1998)

Current term expires in 2021

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 22

———————

Roslyn M. Watson (69)

Board Member (1998)

Current term expires in 2019

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 55

———————

Benaree Pratt Wiley (72)

Board Member (1998)

Current term expires in 2019

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 76

———————

The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.

James M. Fitzgibbons, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Adviser since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Adviser and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 121 portfolios) managed by the Adviser. He is 60 years old and has been an employee of the Adviser since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 144 portfolios) managed by the Adviser. He is 47 years old and has been an employee of the Adviser since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Adviser, and an officer of 63 investment companies (comprised of 144 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 144 portfolios) managed by the Adviser. She is 31 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 144 portfolios) managed by Adviser. She is 28 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, from March 2013 to December 2017, Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 144 portfolios) managed by the Adviser. She is 43 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 144 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 144 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 144 portfolios) managed by the Adviser. She is 33 years old and has been an employee of the Adviser since May 2016.

OFFICERS OF THE FUND (Unaudited) (continued)

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 144 portfolios) managed by the Adviser. He is 60 years old and has been an employee of the Adviser since April 1985.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Adviser, and an officer of 63 investment companies (comprised of 144 portfolios) managed by the Adviser. He is 50 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Adviser, and an officer of 63 investment companies (comprised of 144 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Adviser, and an officer of 63 investment companies (comprised of 144 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income and Equity Funds of the Adviser, and an officer of 63 investment companies (comprised of 144 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 144 portfolios). He is 61 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

OFFICERS AND TRUSTEES
Dreyfus High Yield Strategies Fund

200 Park Avenue
New York, NY 10166

Trustees	Officers (continued)
Joseph S. DiMartino, Chairman	Chief Compliance Officer
Francine J. Bovich	Joseph W. Connolly
Kenneth A. Himmel	Portfolio Managers
Stephen J. Lockwood	Chris Barris
Roslyn M. Watson	Kevin Cronk
Benaree Pratt Wiley	Leland Hart

Officers	Adviser
President	The Dreyfus Corporation
Bradley J. Skapyak
Chief Legal Officer
Bennett A. MacDougall	Custodian
Vice President and Secretary	The Bank of New York Mellon
James Bitetto	Counsel
Vice Presidents and Assistant Secretaries	K&L Gates LLP
Sonalee Cross	Transfer Agent,
Deirdre Cunnane	Dividend Disbursing Agent
Sarah S. Kelleher	Computershare Inc.
Jeff Prusnofsky	Stock Exchange Listing
Peter M. Sullivan	NYSE Symbol: DHF
Natalya Zelensky	Initial SEC Effective Date
Treasurer	4/23/98
James Windels
Assistant Treasurers
Gavin C. Reilly
Robert S. Robol
Robert Salviolo
Robert Svagna

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Bond Funds” every Monday; The Wall Street Journal, Mutual Funds section under the heading “Closed-End Bond Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

Dreyfus High Yield Strategies Fund

200 Park Avenue
New York, NY 10166

Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Registrar

Computershare Inc.
480 Washington Boulevard
Jersey City, NJ 07310

Dividend Disbursing Agent

Computershare Inc.
P.O. Box 30170
College Station, TX 77842

Ticker Symbol: DHF

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

0430AR0319

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $104,140 in 2018 and $107,960 in 2019.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,360 in 2018 and $5,450 in 2019. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,650 in 2018 and $2,690 in 2019.  These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2018 and $0 in 2019.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2018 and $0 in 2019.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $18,186,000 in 2018 and $2,328,000 in 2019.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

During the reporting period, the Registrant had a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consisting of the following members: Joseph S. DiMartino, Francine J. Bovich, Kenneth A. Himmel, Stephen J. Lockwood, Richard C. Rochon*, Roslyn M. Watson and Benaree Pratt Wiley.

*Mr. Rochon was elected to the Audit Committee on February 28, 2019 and resigned effective May 8, 2019.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                                    Investment Companies.

The board has delegated to The Dreyfus Corporation ("Dreyfus") the authority to vote proxies of companies held in the fund's portfolio.

Information regarding how the fund's proxies were voted during the most recent 12-month period ended June 30th is available on Dreyfus' website, by the following August 31st, at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov on the fund's Form N-PX.

Proxy Voting By Dreyfus

Dreyfus, through its participation in The Bank of New York Mellon Corporation's ("BNY Mellon") Proxy Voting and Governance Committee (the "Proxy Voting Committee"), applies detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders (the "BNY Mellon Voting Guidelines").  This includes guidelines for proxy voting with respect to open-end registered investment company shares (other than securities of a registered investment company over which BNY Mellon and its direct and indirect subsidiaries, including Dreyfus ("BNYM") has proxy voting authority).

Securities Out on Loan.  It is Dreyfus' policy to seek to vote all proxies for securities held in the fund's portfolios for which Dreyfus has voting authority.  However, situations may arise in which the Proxy Voting Committee cannot, or has adopted a policy not to, vote certain proxies, such as refraining from securities out on loan in instances in which the costs are believed to outweigh the benefits, such as when the matters presented are not likely to have a material impact on shareholder value or clients' voting will not impact the outcome of the vote.

Securities Out on Loan.  For securities that the fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights.  In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date.  The fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon.

Material Conflicts of Interest.  Dreyfus seeks to avoid material conflicts of interest between the fund and fund shareholders, on the one hand, and Dreyfus, the Distributor, or any affiliated person of the fund, Dreyfus or the Distributor, on the other, through its participation in the Proxy Voting Committee.  The BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, which applies the BNY Mellon Voting Guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provide by third party proxy advisory services (including Institutional Shareholder Services, Inc. and Glass Lewis & Co., LLC (the "Proxy Advisers")) and without consideration of any client relationship factors.  The Proxy Voting Committee utilizes the research services of the Proxy Advisers most frequently in connection with proposals that may be controversial or require a case-by-case analysis in accordance with the BNY Mellon Proxy Voting Guidelines.  In addition, the BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee engages a third party as an independent fiduciary to vote all proxies for securities of BNY Mellon or securities of a registered investment company over which BNYM has proxy voting authority and may engage an independent fiduciary to vote proxies of other issuers at the Proxy Voting Committee's discretion.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  The following information is as of May 29, 2019, the date of the filing of this report:

Chris Barris, Kevin Cronk, CFA and Leland Hart are the fund's primary portfolio managers, positions they have held since October 2017, October 2017 and February 2018, respectively.

Mr. Barris joined Alcentra in January 2013 as part of the combination of Alcentra with Standish Mellon Asset Management Company LLC's high yield business, and is the Global Head of High Yield and Deputy Chief Investment Officer.  He is responsible for managing all U.S. and global high yield portfolios, and has extensive experience managing a board range of high yield bond strategies for both institutional and retail finds.  Mr. Barris also is responsible for managing Alcentra's multi-asset credit portfolios, including US and European bonds and loans, and has considerable experience in credit analysis with over 21 years of investment experience.  Mr. Barris joined Standish Mellon Asset Management Company LLC. An affiliate of Dreyfus and Alcentra, in 2005, where he served as a Director and Senior Portfolio Manager for U.S. and global high yield investments.

Mr. Cronk joined Alcentra in January 2013 as part of the combination of Alcentra with Standish Mellon Asset Management Company LLC's high yield business, and is the Head of U.S. Credit Research and a member of the U.S. Investment Committee.  Mr. Cronk joined Standish Mellon Asset Management Company LLC, an affiliate of Dreyfus and Alcentra, in 2011 from Columbia Management, where he worked for eleven years as a High Yield Analyst and Portfolio Manager.  Prior to that, he worked as a High Yield Investment Associate at Putnam Investments.

Mr. Hart joined Alcentra in January 2018 as Managing Director and Head of U.S. Loans and High Yield.  He joined Alcentra from BlackRock Asset Management, where he was a Managing Director, having joined in 2009.   Messrs. Barris, Cronk and Hart manage the fund as employees of Dreyfus

(a)(2) The following information is as of March 31, 2019:

Portfolio Managers. The Registrant's investment adviser is responsible for investment decisions and provides the Registrant with portfolio managers who are authorized by the Director's Board to execute purchases and sales of securities. Chris Barris, Kevin Cronk and Leland Hart are the Registrant's primary portfolio managers.  Messrs. Barris, Cronk and Hart are dual employees of Alcentra and Dreyfus.

Portfolio Managers Compensation. Portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term).

Alcentra's compensation arrangements include a fixed salary, discretionary cash bonus and a number of long term incentive plans that are structured to align an employee's interest with the firm's longer term goals.  Portfolio managers are compensated in line with portfolio performance, rather than the growth of assets under management.  Other factors that may be taken into consideration include asset selection and trade execution and management of portfolio risk.

Additional Information About Portfolio Managers. The following table lists the number and types of other accounts advised by the primary portfolio manager and assets under management in those accounts as of March 31, 2019:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
Chris Barris	4	$2,524	3	$918	5	$1,032
Kevin Cronk	4	$2,524	3	$1,045	3	$2,194
Leland Hart	4	$2,524	4	$1,158	17	$7,429

None of the funds or accounts are subject to a performance-based advisory fee.

The dollar range of shares of the Registrant beneficially owned by the primary portfolio manager is as follows as of March 31, 2019:

Portfolio Manager	Registrant Name	Dollar Range of Registrant Shares Beneficially Owned
Chris Barris	Dreyfus High Yield Strategies Fund	$10,001 - $50,000
Kevin Cronk	Dreyfus High Yield Strategies Fund	$10,001 - $50,000
Leland Hart	Dreyfus High Yield Strategies Fund	$0

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

Potential conflicts of interest may arise because of Dreyfus', Alcentra's or a portfolio manager's management of the Fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus or Alcentra may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus' or Alcentra's overall allocation of securities in that offering, or to increase Dreyfus'  or Alcentra's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus and Alcentra may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, such as deciding which securities to allocated to the Fund versus the performance-based fee account.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus or Alcentra. Dreyfus and Alcentra periodically review each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. In addition, Dreyfus and Alcentra could be viewed as having a conflict of interest to the extent that Dreyfus, Alcentra or their affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the portfolio managers may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.  In addition, if the Fund's investment is an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Other Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Fund's and such Other Accounts' investment in the issuer.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

BNY Mellon and its affiliates, including Dreyfus, Alcentra and others involved in the management, investment activities or business operations of the Fund, are engaged in businesses and have interests other than that of managing the Fund.  These activities and interesting include potential multiple advisory, transactional, financial and other interesting in securities, instruments and companies that may be directly or indirectly purchased or sold by the Fund of the Fund's service providers, which may cause conflicts that could disadvantaged the Fund.

BNY Mellon and its affiliates may gave deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the Fund. BNY Mellon has no obligation to provide to Dreyfus, Alcentra or the Fund or the effect transactions on behalf of the Fund in accordance with, any market or other information, analysis, or research in its possession.  Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of the Fund and may not share that information with relevant personally of Dreyfus or Alcentra.  Accordingly, Dreyfus and Alcentra have informed management of the Fund that in making investment decisions they do not obtain or use material inside information that BNY Mellon or its affiliated may possess with respect to such issuers.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The fund did not participate in a securities lending program during this period.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus High Yield Strategies Fund

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    May 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    May 28, 2019

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    May 28, 2019

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)